                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



        Date of Report (date of earliest event reported):  July 15, 1996


                                MCLEOD, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                                       0-20763                          58-421407240
- ----------------------------                           ------------                      ---------------
(State or Other Jurisdiction                           (Commission                       (IRS Employer
of Incorporation)                                      File Number)                      Identification
                                                                                         Number)


221 Third Avenue SE, Suite 500, Cedar Rapids, IA                                       52401
- ------------------------------------------------                                   ----------
(Address of Principal Executive Offices)                                           (Zip Code)

      Registrant's telephone number, including area code:  (319) 364-0000


                         Exhibit Index on Page:      .
                                                -----
                         Total Number of Pages:      .
                                                -----

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2.          ACQUISITION OR DISPOSITION OF ASSETS.

                 On July 15, 1996, McLeod, Inc. (the "Company") consummated the acquisition (the "Acquisition") of Ruffalo, Cody & Associates, Inc., an Iowa corporation ("Ruffalo, Cody"), from the shareholders of Ruffalo, Cody by means of a forward triangular merger pursuant to an Agreement and Plan of Reorganization, dated as of July 12, 1996 (the "Agreement"), by and among the Company, Ruffalo, Cody and certain shareholders of Ruffalo, Cody. Pursuant to the Agreement, (i) McLeod Merging Co., a newly incorporated Iowa corporation and a wholly owned subsidiary of the Company, was merged with and into Ruffalo, Cody, with McLeod Merging Co. (which has been renamed "Ruffalo, Cody & Associates, Inc.") being the surviving corporation, (ii) the outstanding shares of Ruffalo, Cody common stock were converted into the right to receive cash and/or shares of the Company's Class A Common Stock (the "Class A Common Stock"), and (iii) the outstanding options to purchase shares of Ruffalo, Cody common stock were converted into options to purchase shares of Class A Common Stock (the "Substitute Options"). Under the Agreement, each issued and outstanding share of Ruffalo, Cody common stock was converted into the right to receive a maximum of approximately 0.7 of a share of Class A Common Stock.

        As a result of arms'-length negotiations between the Company and Ruffalo, Cody, and after considering, among other things, the current stage of development of the Company's business and operations, and the market for the Company's services, the Company agreed to purchase Ruffalo, Cody for a maximum aggregate purchase price of approximately $20 million (based on the agreed value of the Class A Common Stock used in determining the exchange ratio, based upon the price range of the Class A Common Stock reported by the Nasdaq Stock Market prior to execution of the Agreement). The maximum consideration to be paid by the Company consists of approximately $4.9 million in cash, 474,807 shares of Class A Common Stock issuable in exchange for Ruffalo, Cody common stock, and 158,009 shares of Class A Common Stock issuable upon the exercise of the Substitute Options. On July 15, 1996, the Company paid an aggregate of approximately $4.8 million in cash and issued 361,420 shares of Class A Common Stock to the shareholders of Ruffalo, Cody, and granted to the Ruffalo, Cody option holders Substitute Options to purchase 158,009 shares of Class A Common Stock. An additional $50,782 in cash and 113,387 shares of Class A Common Stock were placed into escrow and will be delivered to the shareholders of Ruffalo, Cody over a period of 18 months, contingent upon certain conditions relating to Ruffalo, Cody's ongoing revenues. The Company will record the Acquisition as a purchase for accounting purposes.

                 Clark E. McLeod, Chairman, Chief Executive Officer, Director and stockholder of the Company, is a shareholder of Ruffalo, Cody. Paul D. Rhines, a Director of the Company, is a Director of Ruffalo, Cody and is a general partner of

Allsop Venture Partners III, L.P., a stockholder of the Company and a shareholder of Ruffalo, Cody. The Company established a Special Committee of its Board of Directors, consisting of disinterested directors, which was authorized to, and did, evaluate the terms of the Acquisition as negotiated by the officers of the Company, including, but not limited to, the fairness of the Acquisition to, and in the best interests of, the stockholders of the Company. Other than with respect to Messrs. McLeod and Rhines and arrangements in connection with the Acquisition, there is no material relationship between Ruffalo, Cody and the Company or any affiliates, directors or officers of the Company or any of their associates.

                 As a result of the Acquisition, Ruffalo, Cody shareholders and option holders could own a maximum (based on the maximum number of shares of Class A Common Stock that may be issued to the shareholders of Ruffalo, Cody pursuant to the Agreement and to the option holders of Ruffalo, Cody upon exercise of the Substitute Options) of approximately 1.2 percent, in the aggregate, of the outstanding voting stock of the Company (consisting of the Class A Common Stock and the Class B Common Stock of the Company). Ruffalo, Cody is a corporation specialized in a number of direct marketing and telemarketing services. The Company intends to continue to operate Ruffalo, Cody in a manner similar to which it was operated prior to the Acquisition.

                 The source of funds used for the cash portion of the Acquisition was a portion of the proceeds from the Company's initial public offering of Class A Common Stock in June 1996.

                 The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, which is filed as Exhibit 2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                 EXHIBITS

                 (a) Financial Statements of Company Acquired

                 It is not practicable to provide the required financial
statements for Ruffalo, Cody at this time.   The statements will be filed as
soon as they are prepared and not later than 60 days after the date this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

                 (b) Pro Forma Financial Information

                 It is not practicable to provide the required pro forma financial statements for the Company at this time. The statements will be filed as soon as they are prepared and not later than 60 days after the date this Current Report on Form 8-K is required to be filed with the Securities and Exchange Commission.

                 (c) Exhibits.

2. Agreement and Plan of Reorganization, dated as of July 12, 1996, by and among McLeod, Inc., Ruffalo, Cody & Associates, Inc., and certain shareholders of Ruffalo, Cody & Associates, Inc.

99. Press Release, dated July 15, 1996, regarding the agreement to acquire Ruffalo, Cody & Associates, Inc.

                                   SIGNATURES



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:  July 29, 1996                     McLEOD, INC.



                                         By: /s/  BLAKE O. FISHER, JR.
                                            -----------------------------------
                                            Blake O. Fisher, Jr.
                                            Chief Financial Officer and
                                              Treasurer

                                 EXHIBIT INDEX



                                                                                    PAGE NUMBER IN
EXHIBIT NUMBER                    EXHIBIT                                     SEQUENTIAL NUMBERING SYSTEM
- ---------------------------------------------------------------------------------------------------------
         2.               Agreement and Plan of Reorganization, dated
                          as of July 12, 1996, by and among McLeod,
                          Inc., Ruffalo, Cody & Associates, Inc., and
                          certain shareholders of Ruffalo, Cody &
                          Associates, Inc.

         99. Press Release, dated July 15, 1996, regarding the agreement to acquire Ruffalo, Cody &
                          Associates, Inc.